           EV TRADITIONAL FLORIDA LIMITED MATURITY MUNICIPALS FUND EV TRADITIONAL NEW YORK LIMITED MATURITY MUNICIPALS FUND

                SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 1995

1. EFFECTIVE FEBRUARY 1, 1996, THE FOLLOWING FUNDS ARE OFFERED PURSUANT TO THE ATTACHED PROSPECTUS:

          EV TRADITIONAL CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
         EV TRADITIONAL CONNECTICUT LIMITED MATURITY MUNICIPALS FUND
           EV TRADITIONAL MICHIGAN LIMITED MATURITY MUNICIPALS FUND
          EV TRADITIONAL NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
             EV TRADITIONAL OHIO LIMITED MATURITY MUNICIPALS FUND

    Each of these Funds was formerly known as "EV Classic {State Name} Limited Maturity Municipals Fund".

    A. THE FOLLOWING IS ADDED TO "SHAREHOLDER AND FUND EXPENSES":

        SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Charges Imposed on Purchases (as a percentage of offering price)                   2.75%
  Sales Charge Imposed on Reinvested Distributions                                                  None
  Fees to Exchange Shares                                                                           None

        ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
        (as a percentage of average daily net assets)

                                           CALIFORNIA      CONNECTICUT      MICHIGAN       NEW JERSEY       OHIO
                                              FUND            FUND            FUND            FUND          FUND
                                           ----------      -----------      --------       ----------       -----
            Investment Adviser Fee
              (after any fee reduction)       0.46%           0.00%           0.35%           0.46%         0.35%
            Other Expenses (including
              Service Plan Fees and
              after expense reduction)        0.25            0.57            0.41            0.35          0.45
                                              ----            ----            ----            ----          ----
                Total Operating
                  Expenses (after
                  reductions)                 0.71%           0.57%           0.76%           0.81%         0.80%

        EXAMPLE

            An investor would pay the following maximum initial sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and
        (b) redemption at the end of each period:

                                           CALIFORNIA      CONNECTICUT      MICHIGAN       NEW JERSEY       OHIO
                                              FUND            FUND            FUND            FUND          FUND
                                           ----------      -----------      --------       ----------       ----
             1 Year ...................       $ 32             $31            $ 33            $ 33          $ 33
             3 Years ..................         47              43              49              50            50
             5 Years ..................         64              56              66              69            68
            10 Years ..................        111              95             117             123           122

        NOTES:

            The table and Example summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for each Fund is based on such Fund's expenses for the most recent fiscal year, except that Service Plan Fees are estimated for the fiscal year ending March 31, 1996 (assuming the Service Plan in effect on February 1, 1996). Absent a fee reduction and an expense allocation, the Investment Adviser Fee, Other Expenses and Total Operating Expenses would have been: 0.45%, 1.66% and 2.21%, respectively, for the Connecticut Fund; 0.46%, 0.63% and 1.19%, respectively, for the Michigan Fund; and 0.46%, 0.74% and 1.30%, respectively, for the Ohio Fund. Absent an expense allocation, Other Expenses and Total Operating Expenses would have been: 0.45% and 1.01%, respectively, for the California Fund; and 0.80% and 1.36%, respectively, for the New Jersey Fund.

            If shares of a Fund are purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a contingent deferred sales charge of 0.50% will be imposed on such redemption. See Paragraph 2 of this Supplement.

B. THE FOLLOWING IS ADDED TO "THE FUNDS" FINANCIAL HIGHLIGHTS'':
-------------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED MARCH 31,
                                             ----------------------------------------------------------------
                                                   CALIFORNIA FUND                           CONNECTICUT FUND
                                             ----------------------------      ------------------------------
                                               1995               1994++         1995               1994++
                                             --------            --------      --------            --------
NET ASSET VALUE,
  beginning of year .....................    $  9.570            $ 10.000      $  9.500            $ 10.000
                                             --------            --------      --------            --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income .................    $  0.348            $  0.098      $  0.344            $  0.072
  Net realized and unrealized gain (loss)
    on investments ......................       0.003+++           (0.400)        0.002+++           (0.475)
                                             --------            --------      --------            --------
      Total income (loss) from operations    $  0.351            $ (0.302)     $  0.346            $ (0.403)
                                             --------            --------      --------            --------
LESS DISTRIBUTIONS:
  From net investment income ............    $ (0.348)           $ (0.098)     $ (0.344)           $ (0.072)
  In excess of net investment income.....      (0.053)             (0.030)       (0.042)             (0.025)
                                             --------            --------      --------            --------
      Total distributions ...............    $ (0.401)           $ (0.128)     $ (0.386)           $ (0.097)
                                             --------            --------      --------            --------
NET ASSET VALUE, end of year ............    $  9.520            $  9.570      $  9.460            $  9.500
                                             ========            ========      ========            ========
TOTAL RETURN (1) ........................       3.80%              (3.16%)        3.78%              (4.14%)

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of period (000 omitted)    $  7,970            $14,479       $  1,583            $  2,051
  Ratio of net expenses to average daily
    net assets(2)........................       1.51%              1.48%+         1.37%               1.38%+
  Ratio of net investment income to
    average daily net assets.............       3.75%              2.91%+         3.70%               2.70%+

*For the following periods, the operating expenses of the Funds and the Portfolios reflect a reduction of expenses by the Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

Net investment income per share .........    $  0.320            $  0.081      $  0.192            $  0.035
                                             ========            ========      ========            ========
RATIOS (As a percentage of average daily
  net assets):
   Expenses(2) ..........................       1.81%               1.98%+        3.01%               2.78%+
   Net investment income ................       3.45%               2.41%+        2.06%               1.30%+

  + Computed on an annualized basis.
 ++ For the period from the start of business, December 8, 1993, to March 31, 1994 for the California Fund; and for the period from the start of business, December 27, 1993, to March 31, 1994 for the Connecticut Fund.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) Prior to February 1, 1996, the California and Connecticut Funds made distribution fee payments pursuant to a Distribution Plan. See "Service
    Plans."

-------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED MARCH 31,
                                       ----------------------------------------------------------------------------------
                                              MICHIGAN FUND               NEW JERSEY FUND                 OHIO FUND
                                       --------------------------      ----------------------      ----------------------
                                         1995             1994++         1995         1994++         1995         1994++
                                       --------          --------      --------      --------      --------      --------
NET ASSET VALUE, beginning of year ..  $  9.490          $ 10.000      $  9.570      $ 10.000      $  9.500      $ 10.000
                                       --------          --------      --------      --------      --------      --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income .............  $  0.352          $  0.100      $  0.345      $  0.099      $  0.358      $  0.095
  Net realized and unrealized gain
   (loss) on investments ............     0.039+++         (0.484)        0.071+       (0.404)        0.068        (0.473)
                                       --------          --------      --------      --------      --------      --------
      Total income (loss) from
        operations ..................  $  0.391          $ (0.384)     $  0.416      $ (0.305)     $  0.426      $ (0.378)
                                       --------          --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
  From net investment income ........  $ (0.352)         $ (0.100)     $ (0.345)     $ (0.099)     $ (0.358)     $ (0.095)
  In excess of net investment income.    (0.049)           (0.026)       (0.051)       (0.026)       (0.038)       (0.027)
                                       --------          --------      --------      --------      --------      --------
      Total distributions ...........  $ (0.401)         $ (0.126)     $ (0.396)     $ (0.125)     $ (0.396)     $ (0.122)
                                       --------          --------      --------      --------      --------      --------
NET ASSET VALUE, end of year ........  $  9.480          $  9.490      $  9.590      $  9.570      $  9.530      $  9.500
                                       ========          ========      ========      ========      ========      ========
TOTAL RETURN (1) ....................     4.26%            (3.99%)        4.49%        (3.20%)        4.63%        (3.91%)

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of period
   (000 omitted) ....................  $  6,904          $  8,874      $  3,306      $  3,148      $  5,090      $  5,795
  Ratio of net expenses to average
    daily net assets (2).............     1.56%             1.15%+        1.61%         1.57%+        1.60%         1.27%+
  Ratio of net investment income to
    average daily net assets.........     3.80%             3.07%+        3.62%         3.08%+        3.81%         3.04%+

*For the following periods, the operating expenses of the Funds and the Portfolios reflect a reduction of expenses by the Administrator and/or the Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME ...............  $  0.312          $  0.061      $  0.293      $  0.057      $  0.311      $  0.074
                                       ========          ========      ========      ========      ========      ========
RATIOS (As a percentage of average
 daily net assets):
   Expenses(2) ......................     1.99%             2.35%+        2.16%         2.88%+        2.10%         1.95%+
   Net investment income ............     3.37%             1.87%+        3.07%         1.77%+        3.32%         2.36%+

  + Computed on an annualized basis.
 ++ For the period from the start of business, December 8, 1993, to March 31,
    1994 for the Michigan, New Jersey and Ohio Funds.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
(2)Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3)Prior to February 1, 1996, the Michigan, New Jersey and Ohio Funds made distribution fee payments pursuant to a Distribution Plan. See "Service
    Plans."

    C. THE FOLLOWING IS ADDED TO "THE FUNDS" INVESTMENT OBJECTIVES'':

            EV TRADITIONAL CALIFORNIA LIMITED MATURITY MUNICIPALS FUND (the "California Fund") seeks to provide (1) a high level of current income exempt from regular federal income tax and California State personal income taxes, and (2) limited principal fluctuation. The California Fund seeks to meet its objective by investing its assets in the California Limited Maturity Municipals Portfolio (the "California Portfolio").

            EV TRADITIONAL CONNECTICUT LIMITED MATURITY MUNICIPALS FUND (the "Connecticut Fund") seeks to provide (1) a high level of current income exempt from regular federal income tax and Connecticut State personal income taxes, and (2) limited principal fluctuation. The Connecticut Fund seeks to meet its objective by investing its assets in the Connecticut Limited Maturity Municipals Portfolio (the "Connecticut Portfolio").

            EV TRADITIONAL MICHIGAN LIMITED MATURITY MUNICIPALS FUND (the "Michigan Fund") seeks to provide (1) a high level of current income exempt from regular federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax, and (2) limited principal fluctuation. The Michigan Fund seeks to meet its objective by investing its assets in the Michigan Limited Maturity Municipals Portfolio (the "Michigan Portfolio").

            EV TRADITIONAL NEW JERSEY LIMITED MATURITY MUNICIPALS FUND (the "New Jersey Fund") seeks to provide (1) a high level of current income exempt from regular federal income tax and New Jersey State personal income taxes, and (2) limited principal fluctuation. The New Jersey Fund seeks to meet its objective by investing its assets in the New Jersey Limited Maturity Municipals Portfolio (the "New Jersey Portfolio").

            EV TRADITIONAL OHIO LIMITED MATURITY MUNICIPALS FUND (the "Ohio Fund") seeks to provide (1) a high level of current income exempt from regular federal income tax and Ohio State personal income taxes, and
        (2) limited principal fluctuation. The Ohio Fund seeks to meet its objective by investing its assets in the Ohio Limited Maturity Municipals Portfolio (the "Ohio Portfolio").

    D. THE FOLLOWING IS ADDED TO "HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS":

            In the case of the Connecticut Fund, the Fund may invest in debt obligations of the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which cannot be taxed by any state under federal law.

    E. THE FOLLOWING IS ADDED TO "HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS - MUNICIPAL OBLIGATIONS":

            As at March 31, 1995, the Portfolios had invested in private activity bonds as follows (as a percentage of net assets): California Portfolio (1.2%); Connecticut Portfolio (8.3%); Michigan Portfolio (5.5%); New Jersey Portfolio (5.6%); and Ohio Portfolio (6.1%).

    F. THE FOLLOWING IS ADDED TO "MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS" AND REFLECTS (I) THE ADVISORY FEES PAID BY THE CALIFORNIA, CONNECTICUT, MICHIGAN, NEW JERSEY AND OHIO PORTFOLIOS FOR THE FISCAL YEAR ENDED MARCH 31, 1995 AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS AND (II) THE PORTFOLIO MANAGERS OF SUCH PORTFOLIOS:

                                                NET ASSETS
                                                   AS OF              ADVISORY
        PORTFOLIO                             MARCH 31, 1995             FEE
        ---------                             --------------          --------
        California .....................       $82,343,725             0.46%
        Connecticut ....................        17,315,618             0.45%(1)
        Michigan .......................        33,198,016             0.46%(2)
        New Jersey .....................        97,279,675             0.46%
        Ohio ...........................        39,435,374             0.46%(3)

        (1) To enhance the net income of the Connecticut Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $8,932 of expenses related to the operation of such Portfolio.
        (2) To enhance the net income of the Michigan Portfolio, BMR made a reduction of its advisory fee in the amount of $40,822.
        (3) To enhance the net income of the Ohio Portfolio, BMR made a reduction of its advisory fee in the amount of $44,856.

    Raymond E. Hender has acted as the portfolio manager of the California Portfolio since it commenced operations. He joined Eaton Vance and BMR as a Vice President in 1992. Previously, he was a Senior Vice President of Bank of New England (1989-1992) and a Portfolio Manager of Fidelity Management & Research Company (1977-1988). William H. Ahern has acted as the portfolio manager of the Connecticut, Michigan, New Jersey and Ohio Portfolios since October 1994. He is a Vice President of Eaton Vance and has been an employee since 1989.

    G. THE FOLLOWING IS ADDED TO "SERVICE PLANS":

            Prior to February 1, 1996, the California Fund, Connecticut Fund, Michigan Fund, New Jersey Fund and Ohio Fund made sales commission and distribution fee payments pursuant to a Distribution Plan. During the fiscal year ended March 31, 1995, each such Fund paid or accrued sales commissions under that Distribution Plan equivalent to .75% (annualized) of such Fund's average daily net assets. Each such Fund also paid or accrued service fees under that Distribution Plan equivalent to 0.15 (annualized) of such Fund's average daily net assets for such period.

2. Effective November 1, 1995, all purchases of shares of a Fund of $1 million or more are subject to a contingent deferred sales charge ("CDSC") of 0.50% in the event of certain redemptions within twelve months after the purchase. Such purchases continue to bear no initial sales charge. (Such purchases of the Florida and New York Funds made before March 27, 1995 will continue to be subject to a CDSC of 1% in the event of certain redemptions made within eighteen months of purchase. In addition, certain shares of the California Fund, Connecticut Fund, Michigan Fund, New Jersey Fund and Ohio Fund purchased prior to February 1, 1996 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a CDSC equal to 1% of the net asset value of redeemed shares). The Principal Underwriter will compensate Authorized Firms responsible for such purchases at the rate of 0.50% of the amount invested, and any CDSC incurred will be retained by the Principal Underwriter.

    The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions that have been reinvested in additional shares. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

    The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. In addition, the CDSC applicable to shares of the California Fund, Connecticut Fund, Michigan Fund, New Jersey Fund and Ohio Fund purchased prior to February 1, 1996 will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended, or (3) as part of a minimum required distribution from other tax-sheltered retirement plans.

    Shares of the Fund which are subject to a CDSC may be exchanged into any of the funds listed under "The Eaton Vance Exchange Privilege" without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

3. THE SALES CHARGE TABLE UNDER "HOW TO BUY FUND SHARES" IS REVISED BY REPLACING THE LINE "$1,000,000 OR MORE" WITH THE FOLLOWING:

                                                                                        DEALER
                                           SALES CHARGE         SALES CHARGE          COMMISSION
                                         AS PERCENTAGE OF     AS PERCENTAGE OF     AS PERCENTAGE OF
  AMOUNT OF PURCHASE                      OFFERING PRICE       AMOUNT INVESTED      OFFERING PRICE
  ------------------                     ----------------     ----------------     ----------------
  $1,000,000 or more                           0.00%                0.00%                0.50%

4.  THE FOLLOWING IS ADDED TO "HOW TO BUY FUND SHARES":

        Shares of a Fund may be sold at net asset value to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Fund or its Principal Underwriter. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

5.  THE FOLLOWING IS ADDED TO "REPORTS TO SHAREHOLDERS":

        Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

6.  THE FOLLOWING IS ADDED TO "PERFORMANCE INFORMATION":
        A Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

7.  THE FOLLOWING IS ADDED TO THE APPENDIX:

            CALIFORNIA. California has experienced severe economic and fiscal stress over the past several years. Between 1990 and 1993, California lost 3% of its total employment base and nearly 16% of higher paying manufacturing jobs. This was during a period when population increased 6%. The unemployment rate in California was 9.1% in 1992 and 9.2% in 1993, well above the U.S. rates of 7.4% and 6.8% for the same periods, respectively. Unemployment was 7.9% in April 1995, compared to a U.S. rate of 5.8%.

            The weak economy has seriously undermined the government's ability to accurately estimate tax revenues and has increased social service expenditures for recession-related welfare case loads. In addition, the continued influx of illegal immigrants has strained the State's welfare and health care systems. The result of these various problems is a $2 billion accumulated budget deficit and a heavy reliance on short-term borrowing for day-to-day operations. Short-term borrowing increased from 7.8% of general fund receipts in 1990 to 12.4% in 1992 to a projected 16% in 1995. In July, 1994, the State issued $7 billion in short-term debt, an unprecedented amount for a State.

            The $2 billion budget deficit built up during the 1991 and 1992 fiscal years and was not adequately addressed during the 1993 or 1994 fiscal years, despite a Deficit Retirement and Reduction Plan put in place in June, 1993. The budget for fiscal year 1995 (which commenced on July 1, 1994) includes general fund expenditures of $40.9 billion, a 4.2% increase over 1993-94, and general fund revenues of $41.9 billion, a 5.2% increase. A revised Deficit Retirement and Reduction Plan was adopted which anticipated the elimination of the deficit by April, 1996. Key to this revised plan is the assumed receipt of $2.8 billion in Federal aid from the Federal government to offset the mounting costs associated with illegal immigrants. As this money is in no way assured, the budget includes a "trigger" mechanism that would require automatic spending cuts should actual cash flow deviate significantly from projections. There can be no assurances that bonds, some of which may be held by the Portfolio, issued by California entities would not be adversely affected should this "trigger" be used.

            On January 17, 1994, a major earthquake struck the Los Angeles area causing significant property damage. Preliminary estimates of total property damage approximate $15 billion. The Federal government has approved $9.5 billion for earthquake relief. The Governor has estimated that the State will have to pay approximately $1.9 billion for relief not otherwise covered by the Federal aid. The Governor had proposed to cover $1.05 billion of relief costs from a general obligation bond issue, but the proposal was rejected by California voters in June 1994. The Governor subsequently announced that funds earmarked for other projects would be used for earthquake relief.

            On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

            In early June 1995, the County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait one-year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs. On June 27, 1995 the voters in Orange County rejected a proposed one half cent increase in the sales tax, the revenues from which would have been used to help the County emerge from bankruptcy. The failure of this measure increases the likelihood that the County will default on some of their obligations and, more broadly, could have a negative impact on the perceived credit quality of municipal obligations throughout California. Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

            California voters have approved a series of amendments to the California State constitution which have imposed certain limits on the taxing and spending powers of the State and local governments. While the State legislature has, in the past, enacted legislation designed to assist California issuers in meeting their debt service obligations, other laws limiting the State's authority to provide financial assistance to localities have also been enacted. Because of the uncertain impact of such constitutional amendments and statutes, the possible inconsistencies in their respective terms and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the ability of California issuers to pay interest or repay principal on their obligations.

            As a result of the significant economic and fiscal problems described above, the State's debt has been downgraded by all three rating agencies from Aa to A1 by Moody's, from A(P) to A by S&P, and from AA to A by Fitch.

            CALIFORNIA TAXES. California law provides that dividends paid by the California Fund and designated by the California Fund as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from regular Federal income tax and California State personal income taxes, provided that at least 50% of the assets of the California Portfolio at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either Federal or California law from taxation by the State of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains under the California personal income tax.

            CONNECTICUT. Historically, Connecticut's economic structure has been concentrated in manufacturing, including a heavy component of defense-related industries, which increases the State's vulnerability to economic cycles and to declines in Federal government defense spending. More recently, Connecticut's level of manufacturing activity has declined, but this has been partially offset by extensive urban development, a large insurance sector, relocations of corporate headquarters to Connecticut (specifically to Fairfield County), and the extension of other service sectors. As of April 1995, the unemployment rate in Connecticut on a seasonally adjusted basis was 4.9%, as compared to a rate of 5.8% nationwide.

            General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. The State has about $6 billion of general obligation bonds outstanding, of which more than half have been issued for general state purposes. The remaining general obligation bonds were issued for highway construction, mass transit, and rental housing. Debt indications have been rising and are high at $1,850 per capita. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, reductions in their ability to pay interest and principal thereon, and increases in their future borrowing costs.

            General obligations of the State of Connecticut are rated AA-, Aa and AA(P) by S&P, Moody's and Fitch, respectively.

            CONNECTICUT TAXES. In the opinion of Day, Berry & Howard, special Connecticut tax counsel to the Connecticut Fund, shareholders of the Connecticut Fund will not be subject to the Connecticut personal income tax on the Connecticut taxable income of individuals, trusts, and estates in the case of distributions received from the Connecticut Fund to the extent that such distributions qualify as exempt-interest dividends for Federal income tax purposes and are derived from interest on tax-exempt obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or on tax-exempt obligations the interest on which Connecticut is prohibited from taxing by Federal law that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.

            Other distributions from the Connecticut Fund, including dividends attributable to obligations of issuers in other states and all long-term and short-term capital gains, will not be exempt from the Connecticut personal income tax, except that capital gain dividends derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions may not be subject to such tax. Distributions from the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax will not be subject to the net Connecticut minimum tax applicable to taxpayers subject to the Connecticut personal income tax and required to pay the Federal alternative minimum tax, to the extent qualifying as exempt-interest dividends derived from obligations issued by or on behalf of the State of Connecticut and its political subdivisions or the authorities, instrumentalities, or districts of any of them, or from obligations the interest on which Connecticut is prohibited from taxing by Federal law that are issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam, but other distributions from the Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax could cause liability for the net Connecticut minimum tax. The Connecticut Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income received by the Connecticut Fund on municipal bonds during the preceding year.

            Distributions from investment income and capital gains, including exempt-interest dividends derived from interest that is exempt from Connecticut personal income tax and Federal income tax, will be subject to the Connecticut Corporation Business Tax if received by a corporation subject to such tax, except for any portion thereof that might qualify for the dividends-received deduction provided under that tax, and all such distributions may be subject to state and local taxes in states other than Connecticut.

            MICHIGAN. Michigan has long had a large representation in and is dominated by the automobile industry and related industries and tends to be more vulnerable to economic cycles than other states and the nation as a whole. As of April, 1994 Michigan's unemployment rate was 5.7%, as compared to the national rate of 6.4%. In March, 1994, Michigan voters approved changes to the tax system resulting in, among other things, an increase in the sales tax rate, a reduction in the income tax rate and the creation of a statewide property tax.

            Michigan's general obligation debt is rated A1, AA and AA, by Moody's, S&P and Fitch, respectively.

            MICHIGAN TAXES. The Michigan Fund has received an opinion from Butzel Long, special Michigan tax counsel to the Michigan Fund, to the effect that shareholders of the Michigan Fund who are subject to the Michigan state income tax, municipal income tax or single business tax will not be subject to such taxes on their Michigan Fund dividends to the extent that such distributions are exempt-interest dividends for Federal income tax purposes and are attributable to interest on obligations held by the Michigan Portfolio and allocated to the Michigan Fund which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from Michigan State and City income taxes, Michigan single business tax and in the form of an investment exempt from the Michigan intangibles tax ("Michigan tax-exempt obligations"). Other distributions with respect to shares of the Michigan Fund including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax or single business tax and may be subject to the city income taxes imposed by certain Michigan cities. The opinion also provides that shares of the Michigan Fund will be exempt from the Michigan intangibles tax to the extent the Michigan Portfolio's assets consist of Michigan tax-exempt obligations and any other securities or obligations that are exempt from the Michigan intangibles tax.

            NEW JERSEY. The fiscal year 1995 budget included total spending of $15.5 billion. However, the proposed fiscal year 1996 budget (for the fiscal period ending June 30, 1996) includes total spending of $15.987 billion, or a 3.14% increase over fiscal 1995. In addition, New Jersey has adopted a 10% personal income tax cut retroactive to January 1, 1995. Furthermore, on June 26, 1995, the New Jersey Legislature passed an additional 15% reduction to take effect January 1, 1996. State officials estimate the revenue loss resulting from these tax cuts at over $1 billion for fiscal 1996. To accommodate the tax cut, the fiscal 1996 budget would rely on non-recurring revenues and the use of prior years' surplus. Also, a major focus of the spending reductions has been employer contributions to retiree health care and pension systems which were cut by over $863 million in fiscal 1995. There can be no assurance that the tax cuts will not have an adverse impact on the State's finances and the demand for municipal bonds in the State.

            New Jersey's general obligation debt is rated Aa1, AA(P) and AA(P) by Moody's, S&P and Fitch, respectively.

            NEW JERSEY TAXES. The New Jersey Fund intends to satisfy New Jersey's statutory requirements for treatment as a "Qualified Investment Fund." The Fund has obtained an opinion of its special tax counsel, Wilentz, Goldman & Spitzer, P.A., that, provided the New Jersey Fund limits its investments to those described in this Prospectus and otherwise satisfies such statutory requirements, shareholders of the New Jersey Fund which are individuals, estates or trusts will not be required to include in their New Jersey gross income distributions from the New Jersey Fund that are attributable to interest or gain realized by the New Jersey Fund from obligations the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal minimum tax and is exempt from New Jersey State personal income tax or other obligations statutorily free from New Jersey taxation. However, with regard to corporate shareholders, such counsel is also of the opinion that distributions from the New Jersey Fund will not be excluded from net income and shares of the New Jersey Fund will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate shareholders.

            OHIO. The State's economy is reliant in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. In fiscal 1993, a projected $520 million budget gap was addressed through tax increases and appropriation cuts. The fiscal year 1994 budget was balanced, and the State's General Revenue Fund had an ending fund balance of $560 million.

            General obligations of Ohio are rated Aa and AA by S&P and Moody's, respectively (except that highway obligations are rated Aaa by S&P). Fitch does not currently rate the State's general obligations.

            OHIO TAXES. In the opinion of special tax counsel to the Ohio Fund, Squire, Sanders & Dempsey, under Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Ohio Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for Federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Ohio Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions determined, to the extent the Ohio Fund invests in the Ohio Portfolio, by treating the Ohio Fund as owning its proportionate share of the assets owned by the Ohio Portfolio.

February 1, 1996                                                     T-LC8/1PS